Commitments and contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 11: - Commitments and contingencies

From time to time, the Company may be involved in various claims and legal proceedings.

The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated the Company would accrue a liability for the estimated loss.

As of December 31, 2023 and 2022, the Company is not involved in any material claims or legal proceedings which require accrual of liability for the estimated loss.